Exhibit 77Q1(d)

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 as amended effective May 1, 2009 is incorporated by reference to exhibit (n)(1) of post-effective amendment no. 47 to the Registration Statement filed on Form Type 485APOS on July 2, 2009 (Accession No. 0001193125-09-143473).